February 28, 1998, Revised August 14, 1998

STEIN ROE ADVISOR
TAX-MANAGED
GROWTH FUND

PROSPECTUS

BEFORE YOU INVEST

Colonial Management Associates, Inc. (Administrator) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.

Stein Roe Advisor Tax-Managed Growth Fund (Fund), a diversified portfolio of Colonial Trust I (Trust), an open-end management investment company, seeks to maximize long-term capital growth while reducing shareholder exposure to taxes.

The Fund is managed by Stein Roe & Farnham Incorporated (Adviser), an affiliate of the Administrator and successor to an investment advisory business that was founded in 1932.

The Fund currently is structured as a traditional mutual fund investing in individual securities but may in the future be converted to a master/feeder structure. Under a master/feeder structure, the Fund would seek to achieve its objective by investing all of its assets in another open-end management investment company managed by the Adviser and having substantially the same objective and investment policies as the Fund. Shareholders of the Fund would be notified but would not have an opportunity to vote on such conversion.

                                                                 MG-01/583F-0698

This Prospectus explains concisely what you should know before investing in the Fund's Class A, Class B or Class C shares. Read it carefully and retain it for future reference. More detailed information about the Fund is in the February 28, 1998 Statement of Additional Information which has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Administrator at 1-800-426-3750. The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.

Contents                                                  Page
Summary of Expenses                                        2
Possible Two-Tiered Structure                              3
The Fund's Financial History                               4
The Fund's Investment Objective                            5
How the Fund Pursues its Objective
  and Certain Risk Factors                                 5
How the Fund Measures its Performance                      7
How the Fund is Managed                                    7
How the Fund Values its Shares                             8
Classes of Shares                                          9
General Information Regarding Buying
  and Selling Shares                                      10
Distributions and Taxes                                   11
Exchanges                                                 12
Telephone Transactions                                    13
12b-1 Plan                                                13
Organization and History                                  13

This Prospectus is also available on-line at our Web site
(http://www.libertyfunds.com). The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, and other information regarding the Fund.

----------------------------- --------------------------

      NOT FDIC-INSURED        MAY LOSE VALUE
                              NO BANK GUARANTEE

----------------------------- --------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF EXPENSES

Expenses are one of several factors to consider when investing in the Fund. The following tables summarize your maximum transaction costs and your estimated annual expenses, adjusted to reflect current fees, for an investment in the Class A, Class B and Class C shares of the Fund. See "How the Fund is Managed" and "12b-1 Plan" for a more complete description of the Fund's various costs and expenses. It is anticipated that the Fund's annual operating expenses would not change materially upon conversion to a master/feeder structure.


Shareholder Transaction Expenses (1)(2)

                                                 Class A         Class B        Class C
 Maximum Initial Sales Charge Imposed on a
  Purchase (as a % of offering price)(3)          5.75%           0.00%(4)       0.00%(4)
 Maximum Contingent Deferred Sales
   Charge (as a % of offering price)(3)           1.00%(5)        5.00%          1.00%

(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "General Information Regarding Buying and Selling Shares."

(2) Redemption proceeds exceeding $500 sent via federal funds wire will be subject to a $7.50 charge per transaction.

(3)  Does not apply to reinvested distributions.

(4) Because of the distribution fees applicable to Class B and C shares, long-term shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc. See "12b-1 Plan."

(5) Only with respect to any portion of purchases of $1 million to $5 million redeemed within approximately 18 months after purchase. See "Classes of Shares."

Annual Operating Expenses (as a % of average net assets)

                                                  Class A         Class B       Class C
 Management and administration fees
   (after expense waiver or reimbursement)          0.03%          0.03%          0.03%
 12b-1 fees                                         0.25           1.00           1.00
 Other expenses                                     1.22           1.22           1.22
                                                    ----           ----           ----
 Total operating expenses (after expense
   waiver or reimbursement)(7)                      1.50%           2.25%         2.25%
                                                    =====           =====         =====

(6) Total expenses, excluding brokerage, interest, taxes, 12b-1 fees and extraordinary expenses, are, until further notice, voluntarily limited by the Administrator and the Adviser to 1.25% of the first $100 million of average net assets, and 1.50% of average net assets over $100 million. Absent such expense limitation, "Management and administration fees" would be 1.00% for each Class and "Total operating expenses" would be 2.47%(Class
     A) and 3.22%(Classes B and C).

Examples

The following Examples show the cumulative transaction and operating expenses attributable to a hypothetical $1,000 investment in each Class of shares of the Fund for the periods specified, assuming a 5% annual return and reinvestment of dividends and distributions. The expense numbers in the Examples assume the expense limit described above is in effect. The 5% return and expenses used in these Examples should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary:

Example 1 (assumes redemption at period end)

Period           Class A             Class B             Class C
1 year            $ 72                $ 73                $ 33
3 years           $102                $100                $ 70(7)
5 years           $135                $140                $120
10 years          $226                $240(8)             $258

Example 2 (assumes no redemption)

Period           Class A            Class B              Class C
1 year            $ 72                $ 23                 $ 23
3 years           $102                $ 70                 $ 70
5 years           $135                $120                 $120
10 years          $226                $240(8)              $258

(7) Class C shares do not incur a contingent deferred sales charge on redemptions made after one year.
(8) Class B shares automatically convert to Class A shares after approximately 8 years; therefore, years 9 and 10 reflect Class A share expenses.


POSSIBLE TWO-TIERED STRUCTURE

The Fund currently is structured as a traditional mutual fund investing in individual securities, but may in the future convert to a master/feeder structure by transferring all of its portfolio assets to a separate open-end management investment company (Portfolio) with substantially the same investment objective as the Fund in exchange for an interest in the Portfolio. Thereafter, the Fund would seek to achieve its objective by investing all of its investable assets in the Portfolio, and the Portfolio would invest directly in individual portfolio securities. See "The Fund's Investment Objective," "How the Fund Pursues its Objective and Certain Risk Factors" and "How the Fund is Managed" for information concerning the Fund's investment objective, policies, management and expenses. Shareholders of the Fund would be notified of, but would not have an opportunity to vote on, such conversion.

After any such conversion, in addition to the Fund, other institutional investors (including other investment companies) also would be able to invest in the Portfolio. The conversion would be effected to allow other such investors to invest in the Portfolio, potentially creating economies of scale and providing additional portfolio management flexibility for the Portfolio which, if achieved, also would indirectly benefit the Fund and its shareholders. The following describes certain of the effects and risks of this structure.

After any such conversion, matters submitted by the Portfolio to its investors for a vote would be passed along by the Fund to its shareholders, and the Fund would vote its entire interest in the Portfolio in proportion to the votes received from Fund shareholders. It is possible that other investors in the Portfolio could alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio. In addition, large scale redemptions by any other investors in the Portfolio could result in untimely liquidation of the Portfolio's security holdings, loss of investment flexibility, and an increase in the operating expenses of the Portfolio as a percentage of its assets. After any conversion, you would be able to obtain information about whether there are other investors in the Portfolio by writing or calling the Administrator at 1-800-426-3750.

After any conversion, the Fund would continue to invest in the Portfolio so long as the Trust's Board of Trustees determined it was in the best interest of Fund shareholders to do so. In the event that the Portfolio's investment objective were changed so as to be inconsistent with the Fund's investment objective, the Board of Trustees would consider what action might be taken, including changes to the Fund's investment objective, or withdrawal of the Fund's assets from the Portfolio and investment of such assets in another pooled investment entity or the retention of an investment adviser to manage the Fund's investments. Certain of these actions may require Fund shareholder approval. Withdrawal of the Fund's assets from the Portfolio could result in a distribution by the Portfolio to the Fund of portfolio securities in kind (as opposed to a cash distribution), and the Fund could incur brokerage fees or other transaction costs and could realize distributable taxable gains in converting such securities to cash. Such a distribution in kind could also result in a less diversified portfolio of investments for the Fund.

THE FUND'S FINANCIAL HISTORY

The following is derived from the financial highlights for a share outstanding throughout the period which have been audited by Price Waterhouse LLP, independent accountants. Their unqualified report is included in the Fund's 1997 Annual Report and is incorporated by reference into the Statement of Additional
Information:

                                                       Period Ended
                                                   October 31, 1997 (b)
                                           ------------------------------------------
                                           Class A         Class B        Class C (c)
Net asset value - Beginning of period      $10.080         $10.080        $10.080
                                           -------         -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)(d)          0.040         (0.032)        (0.032)
Net realized and unrealized gain (d)         1.920           1.912          1.912
                                           -------         -------        -------
    Total from Investment Operations         1.960           1.880          1.880
                                           -------         -------        -------
Net asset value - End of period            $12.040         $11.960        $11.960
                                           =======         =======        =======
Total return (e)(f)(g)                      19.44%          18.65%         18.65%
                                           -------         -------        -------
RATIOS TO AVERAGE NET ASSETS
Expenses (h)(i)                              1.50%           2.25%          2.25%
Net investment income (loss) (h)(i)          0.39%         (0.36)%        (0.36)%
Fees and expenses waived or borne by
    the Adviser/Administrator (h)(i)         0.98%           0.98%          0.98%
Portfolio turnover (g)                         51%             51%            51%
Average commission rate                    $0.0564         $0.0564        $0.0564
Net assets at end of period (000)          $17,142         $38,452         $5,923

(a)  Net of fees and expenses waived
     or borne by the Adviser/Administrator
     which amounted to:                     $0.096          $0.096         $0.096

(b) The Fund commenced investment operations on December 16, 1996. The activity shown is from the effective date of registration (December 30, 1996) with the Securities and Exchange Commission.
(c)  Effective July 1, 1997, Class D shares were redesignated Class C shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(f) Had the Adviser/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(i)  Annualized.

Further performance information is contained in the Fund's Annual Report to shareholders, which may be obtained without charge by calling 1-800-426-3750.

THE FUND'S INVESTMENT
OBJECTIVE

The Fund seeks to maximize long-term capital growth while reducing shareholder exposure to taxes.

HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS

The Fund invests primarily (at least 65% of its assets) in common stocks of large and medium capitalization companies (i.e., companies with at least $1 billion in equity market capitalization) believed by the Adviser to have above average earnings growth prospects. The Adviser uses fundamental research analysis and valuation techniques in order to identify potential investments for the Fund. Up to 35% of the Fund's total assets may be invested in a combination of (i) common stocks or American Depositary Receipts (receipts issued in the U.S. by banks or trust companies evidencing ownership of underlying foreign securities) of non-U.S. companies and (ii) common stocks of small capitalization companies (i.e., companies with equity market capitalizations of less than $1 billion).

While the Fund's overriding objective is long-term capital growth, the Adviser may use certain investment techniques designed to reduce the payment by the Fund of taxable distributions to shareholders and thereby reduce the impact of taxes on shareholder returns. Such techniques will be used only if, in the Adviser's judgment, there will not be a materially negative impact on the Fund's pre-tax total return. Such techniques may include, among others, (i) purchasing low or non-dividend paying stocks; (ii) low portfolio turnover, which helps to minimize the realization and distribution of taxable capital gains; (iii) deferring the sale of a security until the realized gain would qualify as a long-term capital gain rather than short-term; (iv) selling securities that have declined in value to offset gains realized on the sale of other securities; and (v) when selling a portion of a holding, selling those securities with a higher cost basis first. The use of such techniques will not eliminate the payment by the Fund of taxable distributions. The Administrator has retained the professional services firm of PricewaterhouseCoopers LLP to provide tax consulting services.

Foreign Investments. The Fund may invest up to 35% of its total assets in foreign securities including American Depositary Receipts. Investments in foreign securities have special risks related to political, economic and legal conditions outside of the U.S. As a result, the prices of such securities may fluctuate substantially more than the prices of securities of issuers based in the U.S. Special risks associated with foreign securities include the possibility of unfavorable currency exchange rates, the existence of less liquid markets, the unavailability of reliable information about issuers, the existence (or potential imposition) of exchange control regulations (including currency blockage), and political and economic instability, among others. In addition, transactions in foreign securities may be more costly due to currency conversion costs and higher brokerage and custodial costs. See "How the Fund Pursues its Objective and Certain Risk Factors--Foreign Currency Transactions; Index and Interest Rate Futures; Options" in this Prospectus and "Foreign Securities" and "Foreign Currency Transactions" in the Statement of Additional Information for more information about foreign investments.

Foreign Currency Transactions; Index and Interest Rate Futures; Options. In connection with its investments in foreign securities, the Fund may (i) purchase and sell foreign currencies on a spot or forward basis, (ii) enter into foreign currency futures contracts, (iii) write both put and call options on foreign currency futures contracts, and (iv) purchase and write both call and put options on foreign currencies. Such transactions may be entered into (i) to lock in a particular foreign exchange rate pending settlement of a purchase or sale of a foreign security or pending the receipt of interest, principal or dividend payments on a foreign security held by the Fund, or (ii) to hedge against a decline in the value, in U.S. dollars or in another currency, of a foreign currency in which securities held by the Fund are denominated.

In addition, the Fund may (i) enter into index and interest rate futures contracts, (ii) write put and call options on such futures contracts, (iii) purchase and write both call and put options on securities and indexes, and (iv) purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks. The Fund may write a call or put option on a security only if the option is covered.

A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of a type of instrument at the time and in the amount specified in the contract. A sale of a futures contract can be terminated in advance of the specified delivery date by subsequently purchasing a similar contract; a purchase of a futures contract can be terminated by a subsequent sale. Gain or loss on a contract generally is realized upon such termination.

An option generally gives the option holder the right, but not the obligation, to purchase or sell prior to the option's specified expiration date. If the option expires unexercised, the holder will lose any amount it paid to acquire the option.

Transactions in futures, options and similar investments may not achieve the goal of hedging to the extent there is an imperfect correlation between the price movements of the contracts and of the underlying asset or benchmark. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit. Finally, if the Adviser's prediction on interest rates, stock market movements or other market factors is inaccurate, the Fund may be worse off than if it had not engaged in such transactions.

See the Statement of Additional Information for information relating to the Fund's obligations in entering into such transactions.

Small Companies. The smaller, less well established companies in which the Fund may invest may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks. Such companies often have limited product lines, markets or financial resources and depend heavily on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than exchange listed securities of larger companies.

Securities Loans. The Fund may lend its portfolio securities to broker-dealers or banks. Such loans will not exceed 30% of the Fund's total assets. Each such loan will be continuously secured by collateral at least equal at all times to the market value of the securities loaned. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. Temporary/Defensive Investments. Temporarily available cash may be invested in certificates of deposit, bankers' acceptances, high quality commercial paper, Treasury bills and repurchase agreements. Some or all of the Fund's assets also may be invested in such investments or in investment grade U.S. or foreign debt securities, Eurodollar certificates of deposit and obligations of savings institutions during periods of unusual market conditions. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral will be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral, and may experience a loss if it is unable to demonstrate its rights to the collateral in a bankruptcy proceeding. Not more than 15% of the Fund's net assets will be invested in repurchase agreements maturing in more than 7 days and other illiquid securities.

Borrowing of Money. The Fund may borrow money from banks for temporary or emergency purposes up to 10% of the Fund's net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of total assets of the Fund.

Other. The Fund may not always achieve its investment objective. The Fund's fundamental investment policies listed in the Statement of Additional Information cannot be changed without the approval of a majority of the Fund's outstanding voting securities. The Fund's investment objective and non-fundamental investment policies may be changed without shareholder approval. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.

HOW THE FUND MEASURES ITS PERFORMANCE

Performance may be quoted in sales literature and advertisements. Each Class's average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions, the maximum initial sales charge (if any) applicable to the Class, and the contingent deferred sales charge or redemption fee (if any) applicable to the time period quoted. Other total returns differ from average annual total return only in that they may relate to different time periods, may represent aggregate as opposed to average annual total returns and may not reflect the initial or contingent deferred sales charges.

Each Class's yield, which differs from total return because it does not consider changes in net asset value, is calculated in accordance with the Securities and Exchange Commission's formula. Each Class's distribution rate is calculated by dividing the most recent year's distributions by the maximum offering price of that Class at the end of the year. Each Class's performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information for more information. All performance information is historical and does not predict future results.

HOW THE FUND IS MANAGED

The Fund's Trustees formulate the Fund's general policies and oversee the Fund's affairs. The Fund's investment operations are managed by the Adviser. Subject to the supervision of the Fund's Trustees, the Adviser makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments. See "Management of the Fund" in the Statement of Additional Information for information concerning the Trustees and officers of the Trust and the Fund.

The Fund is managed by a team of investment professionals assigned to it by the Adviser. No single individual has primary management responsibility over the Fund's portfolio securities.

The Adviser places all orders for the purchase and sale of securities for the Fund. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors. When the Adviser believes that more than one broker-dealer is capable of providing the best combination of price and execution in a particular portfolio transaction, the Adviser often selects a broker-dealer that furnishes it with research products or services. For its investment management services, the Adviser receives from the Fund a monthly fee at an annual rate of 0.60% of the Fund's average daily net assets.

The Administrator provides the Fund with certain administrative services and generally oversees the operation of the Fund. The Fund pays the Administrator a monthly fee at the annual rate of 0.40% of average daily net assets for these services. The Administrator also provides pricing and bookkeeping services to the Fund for a monthly fee of $2,250 plus a percentage of the Fund's average net assets over $50 million. Liberty Funds Distributor, Inc. (Distributor), a subsidiary of the Administrator, serves as the Fund's distributor. Colonial Investors Service Center, Inc. (Transfer Agent), an affiliate of the Administrator, serves as the Fund's shareholder services and transfer agent for a fee of 0.25% annually of average net assets plus certain out-of-pocket expenses. Commencing in October, 1997, the fee for such transfer agency and shareholder services began to be reduced through twelve successive monthly reductions. After such reductions, the fee will be 0.236% annually of average net assets plus certain out-of-pocket expenses. Effective October 1, 1998, the Transfer Agent will change its name to "Liberty Funds Services, Inc."

Each of the foregoing fees is subject to any fee waiver or expense reimbursement to which the Adviser and/or the Administrator may agree. See "Summary of Expenses" above.

The Administrator, the Distributor, the Adviser, and the Transfer Agent are all indirect subsidiaries of Liberty Financial Companies, Inc. (Liberty Financial), which in turn is an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.

HOW THE FUND VALUES ITS SHARES

Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares of the Fund are valued as of the close (normally 4:00 p.m. Eastern time) of the New York Stock Exchange (Exchange) each day the Exchange is open. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost. All other securities and assets are valued at their fair value following procedures adopted by the Fund's Trustees.

CLASSES OF SHARES

Class A Shares. Class A shares are offered at net asset value plus an initial sales charge as follows:

                              _______Initial Sales Charge______

                                                   Retained
                                                  by Financial
                                                    Service
                             _____as % of______      Firm
                                                    as % of
                            Amount     Offering    Offering
 Amount Purchased          Invested      Price       Price
 Less than $50,000           6.10%       5.75%       5.00%
 $50,000 to less than
     $100,000                4.71%       4.50%       3.75%
 $100,000 to less than
     $250,000                3.63%       3.50%       2.75%
 $250,000 to less
 than                        2.56%       2.50%       2.00%
    $500,000
 $500,000 to less than
     $1,000,000              2.04%       2.00%       1.75%
 $1,000,000 or more          0.00%       0.00%       0.00%

On purchases of $1 million or more, the Distributor pays the financial service firm a cumulative commission as follows:

       Amount Purchased                   Commission
       First $3,000,000                      1.00%
       Next $2,000,000                       0.50%
       Over $5,000,000                       0.25%(1)

(1)  Paid over 12 months but only to the extent the shares remain outstanding.

In determining the sales charge and commission applicable to a new purchase under the above schedules, the amount of the current purchase is added to the current value of shares previously purchased and still held by the investor. If a purchase results in an account having a value from $1 million to $5 million, then the portion of the shares purchased that causes the account's value to exceed $1 million will be subject to a contingent deferred sales charge of 1.00% payable to the Distributor if redeemed within 18 months from the first day of the month following the purchase. If the purchase results in an account having a value in excess of $5 million, the contingent deferred sales charge will not apply to the portion of the purchased shares comprising such excess amount.

Class B Shares. Class B shares are offered at net asset value without an initial sales charge and are subject to a 0.75% annual distribution fee for approximately eight years (at which time they automatically convert to Class A shares not bearing a distribution fee) and a declining contingent deferred sales charge if redeemed within six years after purchase equaling a percentage of the purchase price of the shares being redeemed. As shown below, the amount of the contingent deferred sales charge depends on the number of years after purchase that the redemption occurs:

               Years             Contingent Deferred
           After Purchase           Sales Charge
                0-1                     5.00%
                1-2                     4.00%
                2-3                     3.00%
                3-4                     3.00%
                4-5                     2.00%
                5-6                     1.00%
            More than 6                 0.00%

Year one ends one year after the end of the month in which the purchase was accepted and so on. The Distributor pays financial service firms a commission of 5.00% on Class B share purchases.

Class C Shares. Class C shares are offered at net asset value and are subject to a 0.75% annual distribution fee and a 1.00% contingent deferred sales charge on redemptions made within one year after the end of the month in which the purchase was accepted.

The Distributor pays financial service firms an initial commission of 1.00% on Class C share purchases and an ongoing commission of 0.75% annually commencing after the shares purchased have been outstanding for one year. Payment of the ongoing commission is conditioned on receipt by the Distributor of the 0.75% annual distribution fee referred to above.
The commission may be reduced or eliminated by the Distributor at any time.

The Fund also offers Class E, F, G and H shares (Trust Shares) which are offered through a separate Prospectus and are designed for persons who wish to make an irrevocable gift to a child, grandchild or other individual. Trust Shares are held in an irrevocable trust until a specified date at which time they pass to a beneficiary. For more information about Trust Shares or to obtain a Prospectus, call the Distributor at 1-800-426-3750.

GENERAL INFORMATION REGARDING BUYING AND SELLING SHARES

Buying Shares. Shares of the Fund are offered continuously. Orders received in good form prior to the time at which the Fund values its shares (or placed with a financial service firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value, plus any applicable initial sales charge.

The minimum initial investment generally is $1,000; the minimum subsequent investment generally is $250. For retirement accounts sponsored by the Distributor, the minimum initial and subsequent investments are each $25. Certificates generally will be issued only for Class A shares, and there are some limitations on the issuance of Class A share certificates. The Fund may refuse any purchase order for its shares. See the Statement of Additional Information for more information.

Which Class is more beneficial to an investor depends on the amount and intended length of the investment. Investors generally should compare any initial and/or deferred sales charges and distribution fees applicable to each class, given the expected length of the investment or trust term, in deciding which Class is most suitable for them. Investors also should consider whether they prefer to have 100% of the purchase price invested immediately (as is the case with Class B and C shares). Purchases of $250,000 or more must be for Class A or C shares. Purchases of $1,000,000 or more must be for Class A shares. Consult your financial service firm.

Financial service firms may receive different compensation rates for selling different Classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. Initial or contingent deferred sales charges may be reduced or eliminated for certain persons or organizations purchasing Fund shares alone or in combination with certain other mutual funds distributed by the Distributor. See "Programs for Reducing or Eliminating Sales Charges" and "How to Buy Shares" in the Statement of Additional Information for more information.

Selling Shares. Fund shares may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. The sale price is the net asset value (less any contingent deferred sales charge or redemption fee) next calculated after the request and any necessary documentation are received in proper form. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will delay sending proceeds for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks. To avoid delay in payment, investors are advised to purchase shares unconditionally, such as by certified check or other immediately available funds. To sell shares directly to the Fund, send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                     Colonial Investors Service Center, Inc.
                                  P.O. Box 1722
                              Boston, MA 02105-1722
                                 1-800-345-6611

For sales through financial service firms, the firm must receive the sales request prior to the time at which the Fund values its shares to receive that day's price. The firm is responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.

The sale of shares is a taxable transaction for income tax purposes and may involve the payment of a contingent deferred sales charge. Contingent deferred sales charges are paid to the Distributor. Shares issued upon distribution reinvestment and amounts representing appreciation are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account value falling below its Base Amount (the total dollar value of purchase payments (including initial sales charges, if any) in the account, reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). When a redemption subject to a contingent deferred sales charge is made, generally, older shares will be redeemed first. The amount of the contingent deferred sales charge is the applicable percentage shown above for each Class, applied to the cost (including any initial sales charge) of the shares at the time of purchase. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Shareholder Services and Account Fees. A variety of shareholder services are available. For more information about these services or your account, call 1-800-345-6611. Some services are described in the attached account application. A shareholder's manual explaining all available services will be provided upon request.

In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted. The Fund also may deduct annual maintenance and processing fees (payable to the Transfer Agent) in connection with certain retirement plan accounts. See "Special Purchase Programs/Investor Services" in the

Statement of Additional Information for more information.

DISTRIBUTIONS AND TAXES

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders virtually all net income and any net realized gain annually. Distributions are reinvested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. To change your election, call the Transfer Agent for information. Regardless of the shareholder's election, distributions of $10 or less will be reinvested. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Whether received in cash or in additional shares, distributions must be reported as taxable income unless they are held in a tax qualified account or by a tax-exempt institution. If shares are purchased shortly before a distribution is declared, the distribution will be taxable although it is in effect a partial return of the amount invested. Each January, information on the amount and nature of distributions for the prior year is sent to shareholders.

EXCHANGES

Exchanges at net asset value may be made from any other mutual fund distributed by the Distributor, including funds advised by the Adviser and its affiliates, the Administrator and Newport Fund Management, Inc. Generally, such exchanges must be among the same classes of shares. Consult your financial service firm for information regarding what funds are available.

Exchanges which are the initial investment in the Fund's shares must meet the minimum initial investment requirement. Exchanges of the Fund's Class A and Class B shares into the same class of any other mutual fund distributed by the Distributor are limited to one exchange per twelve-month period.

Shares will continue to age without regard to the exchange for purposes of conversion and determining the contingent deferred sales charge, if any, upon redemption. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-426-3750 to receive a prospectus and an exchange authorization form. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice. The Fund will terminate the exchange privilege as to a particular shareholder if it is determined by the Administrator, in its sole and absolute discretion, that the shareholder's exchange activity is likely to adversely impact the Adviser's ability to manage the Fund's investments in accordance with its objective or otherwise harm the Fund or its remaining shareholders.

Class A Shares. An exchange from a money market fund into the Fund will be at the applicable offering price next determined (including sales charge), except for amounts on which an initial sales charge was paid. Non-money market fund shares must be held for five months before qualifying for exchange to the Fund, after which exchanges are made at the net asset value next determined.

Class B Shares. Exchanges of Class B shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within six years after the original purchase, a contingent deferred sales charge will be assessed using the schedule of the fund into which the original investment was made.

Class C Shares. Exchanges of Class C shares will not be subject to the contingent deferred sales charge. However, if shares are redeemed within one year after the original purchase, a 1.00% contingent deferred sales charge will be assessed.

Only one "roundtrip" exchange of the Fund's Class C shares may be made per three-month period, measured from the date of the initial purchase. For example, an exchange from Fund A to Fund B and back to Fund A would be permitted only once during each three-month period.

TELEPHONE TRANSACTIONS

Telephone redemption privileges may be elected on the account application by completing the Telephone Withdrawal Options section including the Bank Information. Once elected, telephone redemptions may be made by calling toll-free 1-800-422-3737 any business day between 9:00 a.m. Boston time and the time at which the Fund values its shares. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable to the extent reasonable procedures are not employed. Confirmations of telephone transactions will be mailed to the shareholder's address of record. Proceeds of telephone redemptions must be sent to a pre-designated bank account via federal funds wire or electronic funds transfer. All telephone transactions are recorded. Shareholders and/or their financial advisers are required to provide their name, address and account number. Financial advisers are also required to provide their broker number. Despite the employment of the foregoing procedures, a shareholder may suffer a loss from unauthorized transactions.

Shareholders and/or their financial advisers wishing to redeem shares by telephone may experience difficulty in reaching the Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption by mail as described above under "General Information Regarding Buying and Selling Shares." The Administrator, the Transfer Agent and the Fund reserve the right to change, modify or terminate the telephone redemption services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisers are not obligated to transact by telephone.

12B-1 PLAN

Under its 12b-1 Plan, the Fund pays the Distributor monthly a service fee at an annual rate of 0.25% of the Fund's average net assets. Pursuant to its Plan, the Fund also pays the Distributor a distribution fee at an annual rate of 0.75% of the average net assets attributed to its Class B and Class C shares. Total returns and dividends will be lower on classes bearing a distribution fee than the returns and dividends of Class A shares. Class B shares automatically convert to Class A approximately eight years after the original shares were purchased. See the Statement of Additional Information for more information. The Distributor uses the fees to defray the cost of commissions and service fees paid to financial service firms which have sold Fund shares, and to defray other expenses such as sales literature, prospectus printing and distribution, shareholder servicing costs and compensation to wholesalers. Should the fees exceed the Distributor's expenses in any year, the Distributor would realize a profit. The Plan also authorizes other payments to the Distributor and its affiliates (including the Administrator and the Adviser) which may be construed to be indirect financing of sales of Fund shares.

ORGANIZATION AND HISTORY

The Fund was organized in 1996 as a separate portfolio of the Trust, which is a Massachusetts business trust established in 1985.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of Fund and of any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class.

Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Investment Adviser
Stein Roe & Farnham Incorporated
One South Wacker Drive
Chicago, IL  60606

Administrator
Colonial Management Associates, Inc.
One Financial Center
Boston, MA  02111-2621

Distributor
Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111-2621

Custodian
The Chase Manhattan Bank
270 Park Avenue
New York, NY  10017-2070

Shareholder Services and Transfer Agent
Colonial Investors Service Center, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-345-6611

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA  02110-2624

Legal Counsel
Ropes & Gray
One International Place
Boston, MA  02110-2624




Your financial service firm is:



Printed in U.S.A.


February 28, 1998, Revised August 14, 1998

STEIN ROE ADVISOR
TAX-MANAGED
GROWTH FUND


PROSPECTUS


Stein Roe Advisor Tax-Managed Growth Fund seeks to maximize long-term capital growth while reducing shareholder exposure to taxes.



For more detailed information about the Fund, call the Administrator at 1-800-426-3750 for the February 28, 1998 Statement of Additional Information.



----------------------------- --------------------------

      NOT FDIC-INSURED        MAY LOSE VALUE
                              NO BANK GUARANTEE

----------------------------- --------------------------

Liberty Funds Distributor, Inc.
Please send your completed application to:

Liberty Funds Services, Inc. (LFSI)
P.O. Box 1722
Boston, Massachusetts 02105-1722

New A, B & C Shares Account Application/Revision to Existing Account

To open a new account, complete sections 1, 2, 3, & 7.

To apply for special services for a new or existing account, complete sections 4, 5, 6, or 8 as appropriate.

___ Please check here if this is a revision.

1-----------Account ownership--------------
Please choose one of the following.

__Individual: Print your name, Social Security #, U.S. citizen status.

__Joint  Tenant  w/rights  of  survivorship:  Print all  names,  the Social
                                              Security # for the first person,
                                              and his/her U.S. citizen status.

__Uniform Gift to Minors: Names of custodian and minor, minor's Social Security
                          #, minor's U.S. citizen status.

__Corporation, Association, Partnership: Include full name, Taxpayer I.D. #.

__Trust: Name of trustee, trust title & date, and trust's Taxpayer I.D. #.

______________________________________
Name of account owner

______________________________________
Name of joint account owner (JTWROS)

______________________________________
Street address

______________________________________
Street address

______________________________________
City, State, and Zip

______________________________________
Daytime phone number

______________________________________
Social Security  # or Taxpayer I.D. #

Are you a U.S. citizen? ___Yes    ___No

______________________________________
If no, country of permanent residence


______________________________________
Account Owner's date of birth

______________________________________
Account number (if existing account)

2 -----Fund(s) you are purchasing--------
Your investment will be made in Class A shares if no class is indicated. Certificates are not available for Class B or C shares. If no distribution option is selected, distributions will be reinvested in additional fund shares. Please consult your financial adviser to determine which class of shares best suits your needs.

Fund                    Fund                    Fund

________________        ___________________     _____________________
Name of Fund            Name of Fund            Name of Fund

$_______________        $__________________     $____________________
Amount                   Amount                  Amount

Class
___ A Shares ___ B Shares (less than $250,000) ___ C Shares (less than
                                                            $1,000,000)

Method of Payment Choose one

___Check payable to the Fund       ___Bank wired on   ____/____/____ (Date)
                                      Wire/Trade confirmation #_____________

Ways to receive your distributions

Choose one (If none chosen, dividends and capital gains will be reinvested) Distributions of $10.00 or less will automatically be reinvested in additional fund shares.


___Reinvest dividends and capital gains

___Dividends and capital gains in cash

___Dividends in cash; reinvest capital gains

___Automatic Dividend Diversification See section 5A, inside

___Direct Deposit via Electronic Funds Transfer Complete Bank information in section 4B. I understand that my bank must be a member of the Automated Clearing House System.


3---Your signature & taxpayer I.D. number certification----

Each person signing on behalf of an entity represents that his/her actions are authorized. I have received and read each appropriate fund prospectus and understand that its terms are incorporated by reference into this application. I understand that this application is subject to acceptance. I understand that certain redemptions may be subject to a contingent deferred sales charge. It is agreed that the fund, The Colonial Group, Inc. and its affiliates and their officers, directors, agents, and employees will not be liable for any loss, liability, damage, or expense for relying upon this application or any instruction believed genuine.

I certify, under penalties of perjury, that:

1.  The Social Security # or Taxpayer  I.D. # provided is correct.

You must cross out Item 2a, b or c below only if you have been notified by the Internal Revenue Service (IRS) that you are currently subject to back-up withholding because of under-reporting interest or dividends on you tax return.

2. I am not subject to back-up withholding because: (a) I am exempt from back-up withholding, or (b) I have not been notified by the IRS that I am subject to back-up withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to back-up withholding.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholdings.

X______________________________________________
 Signature

_______________________________________________
Capacity, if applicable       Date

X______________________________________________
 Signature

_______________________________________________
Capacity, if applicable       Date

4--------Ways to withdraw from your fund-------

It may take up to 30 days to activate the following features. Complete only the sections that apply to the features you would like.

A. Systematic Withdrawal Plan (SWP)
Dividends and capital gains must be reinvested.
You can receive monthly, quarterly, or semiannual checks from your account in any amount you select, with certain limitations. Your redemption checks can be sent to you at the address of record for your account, to your bank account, or to another person you choose. The value of the shares in your account must be at least $5,000 and you must reinvest all of your distributions. Checks will be processed on the 10th calendar day of the month unless the 10th falls on a non-business day or the first day of the week. If this occurs, the process date will be the previous business day. If you receive your SWP payment via electronic funds transfer (EFT), you may request it to be processed any day of the month. Withdrawals in excess of 12% annually of your current account value will not be accepted. Redemptions made in addition to SWP payments may be subject to a contingent deferred sales charge for Class B or C shares. Please consult your financial or tax adviser before electing this option.

Funds for withdrawal:

___________________
 Name of fund

Withdrawal amount
Redeem shares from account as follows:
Dollar amount of payment $___________
or
Total annual %_________

Frequency  (choose one)
__Monthly           __Quarterly         __Semiannually

I would like payments to begin _____/_____ (month, day, if indicating EFT).

___________________
 Name of fund

Withdrawal Amount
Redeem shares from account as follows:
Dollar amount of payment $___________
or
Total annual %_________

Frequency  (choose one)
__Monthly           __Quarterly         __Semiannually

I would like payments to begin _____/_____ (month, day, if indicating EFT).


Payment instructions
Send the payment to (choose one):
__My address of record.
__My bank account via EFT. Please complete the Bank Information section below.
  All EFT transactions will be made two business days after the processing date. Your bank must be a member of the Automated Clearing House System.
__The payee listed at right. If more than one payee, provide the name, address, payment amount, and frequency for other payees (maximum of 5) on a separate sheet. If you are adding this service to an existing account, please sign below and have your signature(s) guaranteed.

______________________________________________
Name of payee

______________________________________________
Address of payee

______________________________________________
City

______________________________________________
State                    Zip

______________________________________________
Payee's bank account number, if applicable

B.  Telephone withdrawal options
All telephone transaction calls are recorded. These options are not available for retirement accounts. Please sign below and have your signature(s) guaranteed.

1.  Fast Cash
You are automatically eligible for this service. You or your financial adviser can withdraw up to $50,000 from your account and have it sent to your address of record. For your protection, this service is only available on accounts that have not had an address change within 30 days of the redemption request.

2.  Telephone Redemption
__I would like the Telephone Redemption privilege either by federal fund wire or EFT. Telephone redemptions over $500 will be sent via federal fund wire, usually on the next business day ($7.50 will be deducted). Redemptions of $500 or less will be sent by check to your designated bank.

3.  On-Demand EFT Redemption
__I would like the On-Demand EFT Redemption Privilege. Proceeds paid via EFT will be credited to your bank account two business days after the process date. You or your financial adviser may withdraw shares from your fund account by telephone and send your money to your bank account. If you are adding this service to an existing account, complete the Bank Information section below and have all shareholder signatures guaranteed.

Liberty Funds Services, Inc. (LFSI) and the fund's liability is limited when following telephone instructions; a shareholder may suffer a loss from an unauthorized transaction reasonably believed by LFSI to have been authorized.

Bank Information (For Sections A and B above)
I authorize deposits to the following bank account:

____________________________________________________________
Bank name           City           Bank account number

____________________________________________________________
Bank street address State     Zip  Bank routing # (your bank
                                   can provide this)

X__________________________________
Signature of account owner(s)

X__________________________________
Signature of account owner(s)              Place signature guarantee here.

5-----Ways to make additional investments--------

These services involve continuous investments regardless of varying share prices. Please consider your ability to continue purchases through periods of price fluctuations. Dollar cost averaging does not assure a profit or protect against loss in declining markets.

A. Automatic Dividend Diversification
Please diversify my portfolio by investing distributions from one fund into another Colonial, Newport or Stein Roe Advisor fund. These investments will be made in the same share class and without sales charges. Accounts must be identically registered. I have received and carefully read the prospectus for the fund(s) listed below.

____________________________
From fund

____________________________
Account number (if existing)

____________________________
To fund

____________________________
Account number (if existing)


____________________________
From fund

____________________________
Account number (if existing)

____________________________
To fund

____________________________
Account number (if existing)


B. Automated Dollar Cost Averaging
This program allows you to automatically have money from any Colonial, Newport or Stein Roe Advisor fund in which you have a balance of at least $5,000 exchanged into the same share class of up to four other identically registered Colonial, Newport or Stein Roe Advisor accounts, on a monthly basis. The minimum amount for each exchange is $100. Please complete the section below.

____________________________________
Fund from which shares will be sold

$_________________________
 Amount to redeem monthly

____________________________________
Fund to invest shares in

$_________________________
 Amount to invest monthly

____________________________________
Fund to invest shares in

$_________________________
 Amount to invest monthly

____________________________________
Fund to invest shares in

$_________________________
 Amount to invest monthly

C. Fundamatic/On-Demand EFT Purchase
Fundamatic automatically transfers the specified amount from your bank checking account to your Colonial, Newport or Stein Roe Advisor fund account on a regular basis. The On-Demand EFT Purchase program moves money from your bank checking account to your Colonial, Newport or Stein Roe Advisor fund account by electronic funds transfer based on your telephone request. You will receive the applicable price two business days after the receipt of your request. Your bank needs to be a member of the Automated Clearing House System. Please attach a blank check marked "VOID." (Deposit slips are not a substitution). Also, complete the section below. Please allow 3 weeks for LFSI to establish these services with your bank.

____________________________________
Fund name

_________________________________
Account number

$_____________________        _________________
Amount to transfer            Month to start


___________________________________
Fund name

________________________________
Account number

$_____________________        _________________
Amount to transfer            Month to start

__On-Demand Purchase (will be automatically established if you choose
  Fundamatic)
__Fundamatic Frequency
__Monthly or   __Quarterly

Check one:

__EFT- Choose any day of the month_____________________
__Paper Draft-Choose either the:
__5th day of the month
__20th day of the month

Authorization to honor checks drawn by Liberty Funds Services, Inc. (LFSI) Do Not Detach. Make sure all depositors on the bank account sign to the far right. Please attach a blank check marked "VOID" here. (Deposit slips are not a substitution). See reverse for bank instructions.

I authorize LFSI to draw on my bank account, by check or electronic funds transfer, for an investment in a Colonial, Newport or Stein Roe Advisor fund. LFSI and my bank are not liable for any loss arising from delays or dishonored draws. If a draw is not honored, I understand that notice may not be given and LFSI may reverse the purchase and charge my account $15.

______________________________________
Bank name

______________________________________
Bank street address

______________________________________
Bank street address

______________________________________
City            State          Zip

______________________________________
Bank account number

______________________________________
Bank routing #

X_____________________________________
 Depositor's Signature(s)
 Exactly as appears on bank records

X_____________________________________
 Depositor's Signature(s)
 Exactly as appears on bank records

6------------Ways to reduce your sales charges------------
These services can help you reduce your sales charge while increasing your share balance over the long term.

A. Right of Accumulation
If you, your spouse or your children own any other shares in other
Colonial, Newport or Stein Roe Advisor funds, you may be eligible for a reduced sales charge. The combined value of your accounts must be $50,000 or more. Class A shares of money market funds are not eligible unless purchased by exchange from another Colonial, Newport or Stein Roe Advisor fund.

The sales charge for your purchase will be based on the sum of the purchase(s) added to the value of all shares in other Colonial, Newport or Stein Roe Advisor funds at the previous day's public offering price.

__Please link the accounts listed below for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

_____________________________________
Name on account

_____________________________________
Account number

_____________________________________
Name on account

_____________________________________
Account number

B. Statement of Intent
If you agree in advance to invest at least $50,000 within 13 months, you'll pay a lower sales charge on every dollar you invest. If you sign a Statement of Intent within 90 days after you establish your account, you can receive a retroactive discount on prior investments. The amount required to receive a discount varies by fund; see the sales charge table in the "How to Buy Shares" section of your fund prospectus.

__I want to reduce my sales charge.
I agree to invest $ _______________ over a 13-month period starting ______/______/ 19______ (not more than 90 days prior to this application). I understand an additional sales charge must be paid if I do not complete this Statement of Intent.

7-------------Financial service firm---------------------
To be completed by a Representative of your financial service firm. If making changes to the services on an account that has been in existence for more than 30 days, please have your clients signature guaranteed.

This application is submitted in accordance with our selling agreement with Liberty Funds Distributor, Inc. (LFDI), the Fund's prospectus, and this application. We will notify LFDI of any purchase made under a Statement of Intent, Right of Accumulation, or Sponsored Arrangement. We guarantee the signatures on this application and the legal capacity of the signers.

_____________________________________
Representative's name

_____________________________________
Representative's number

_____________________________________
Representative's phone number

_____________________________________
Account # for client at financial
 service firm

_____________________________________
Branch office address

_____________________________________
City

_____________________________________
State               Zip

_____________________________________
Branch office number

_____________________________________
Name of financial service firm

_____________________________________
Main office address

_____________________________________
Main office address

_____________________________________
City

_____________________________________
State               Zip


X____________________________________
 Authorized signature

8----------Request for a combined quarterly statement mailing----------- LFSI can mail all of your quarterly statements in one envelope. This option simplifies your record keeping and helps reduce fund expenses.

__I want to receive a combined quarterly mailing for all my accounts. Please indicate account numbers or tax I.D. numbers of accounts to be linked.

________________________________________________________________________

Fundamatic (See reverse side)
Applications must be received before the start date for processing.

This program's deposit privilege can be revoked by LFSI without prior notice if any check is not paid upon presentation. LFSI has no obligation to notify the shareholder of non-payment of any draw. This program may be discontinued by LFSI by written notice at least 30 business days prior to the due date of any draw or by the shareholder at any time.

To the Bank Named on the Reverse Side:

Your depositor has authorized Liberty Funds Services, Inc. (LFSI) to collect amounts due under an investment program from his/her personal checking account. When you pay and charge the draws to the account of your depositor executing the authorization payable to the order of LFSI, LFDI, hereby indemnifies and holds you harmless from any loss (including reasonable expenses) you may suffer from honoring such draw, except any losses due to your payment of any draw against insufficient funds.



Liberty Funds Distributor, Inc., Distributor